                                                                    EXHIBIT 10.1

                  CONVERTIBLE NOTE REDEMPTION OPTION AGREEMENT

                  This CONVERTIBLE NOTE REDEMPTION OPTION AGREEMENT (the "AGREEMENT") dated as of February 5, 2002 (the "EFFECTIVE DATE") is entered into by and among E Com Ventures, Inc., a Florida corporation, with headquarters located at 11701 N.W. 101st Road, Miami, Florida 33178 (the "COMPANY"), and the undersigned (on the signature pages hereto) designated as "Holders of Convertible Notes" (each individually, a "HOLDER" and collectively, the "HOLDERS").

         WHEREAS:

         A. Prior to the date hereof, the Company has issued to the Holders the Company's Series C Convertible Notes on March 9, 2000 and Series D Convertible Notes on March 27, 2000 (collectively, the "NOTES"); and

         B. The Company desires to have the option to redeem the Notes, and the Holders desire to allow the Company to have the option to redeem the Notes, upon the terms and conditions stated in this Agreement.

         NOW THEREFORE, in consideration of the foregoing, of the mutual covenants and agreements contained herein and of other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


         1.       REDEMPTION OF NOTES

                  a. Scheduled Redemption. In the event that the Company elects to redeem a portion of the Notes in accordance with Section 1(b) below, on or prior to each Redemption Date (as set forth in Schedule 1 attached hereto) the Company shall pay to the Holders, in aggregate, the Redemption Amount corresponding to such Redemption Date as set forth in Schedule 1 and any Redemption Amount corresponding to any previous Redemption Date (as set forth on Schedule 1) on which the Company failed to pay the applicable Redemption Amount or on which the Company did not previously elect to redeem. If the Company has elected to redeem a portion of the Notes in accordance with Section 1(b) below, on the applicable Redemption Date, each Holder shall receive from the Company that Redemption Amount designated for such Holder on Schedule 1 for such applicable Redemption Date and any Redemption Amount corresponding to any previous Redemption Date (as set forth on Schedule
         1) on which the Company failed to pay the applicable Redemption Amount or on which the Company did not previously elect to redeem. (Schedule 2 sets forth the components of each Holder's portion of the Redemption Amount on the applicable Redemption Date as applied to all Notes held by each Holder.) Each Holder's portion of each Redemption Amount on each Redemption Date shall consist of (x) the principal redeemed for each of such Holder's Notes (as set forth on Schedule 2) on such Redemption Date and (y) the additional amount for each of such Holder's Notes (as set forth on Schedule 2) as of such Redemption Date determined by multiplying twenty percent (20%) by the principal redeemed for each of


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

         such Holder's Notes (as set forth on Schedule 2) on such Redemption Date. Interest and, if applicable, Default Interest (as defined in each Note) on each Note shall continue to be calculated and paid in accordance with each such Note.

                  b.       Mechanics of Redemption.

                           i. Notice. In the event that the Company elects to redeem a portion of the Notes corresponding to such Redemption Date and any portion of Notes corresponding to any previous Redemption Date in which the applicable Redemption Amount was not paid by the Company to the Holders, the Company shall deliver written notice, in the form attached hereto as Exhibit A (a "NOTICE OF REDEMPTION"), via facsimile to each Holder no later than the fifth (5th) Business Day (defined below) prior to the applicable Redemption Date. Each Notice of Redemption sent by the Company to each Holder shall indicate (i) the aggregate Redemption Amounts to be paid by the Company to the Holders,
         (ii) each Holder's pro rata share of each Redemption Amount paid on such Redemption Date and (iii) for each series of such Holder's Notes
         (A) the principal balance of Notes being redeemed, (B) the additional amount being paid and (C) the principal balance remaining after such payment. In the event that the Company fails to provide each Holder with the requisite written notice (in the form of Exhibit A) prior to or on the fifth (5th) Business Day prior to any Redemption Date, such failure shall be deemed to be constructive notice by the Company to all Holders that the Company has elected not to redeem the portion of the Notes corresponding to such Redemption Date (each, a "NOTICE FAILURE").

                           ii. Payment of Redemption Amount. On or prior to the applicable Redemption Date, if the Company has properly elected to redeem a portion of the Notes in accordance with Section 1(b) above, the Company shall pay to each Holder such Holder's portion of the applicable Redemption Amount (as set forth on Schedule 1) and any Redemption Amount corresponding to any previous Redemption Date (as set forth on Schedule 1) on which the Company failed to pay the applicable Redemption Amount or on which the Company did not previously elect to redeem. If the Company has properly elected to redeem a portion of the Notes and the Company fails to make full payment of the aggregate Redemption Amounts payable on the applicable Redemption Date, then (i) the Company shall pay to the Holders, on a pro rata basis (determined by dividing the outstanding principal balance of all Notes held by such Holder by the outstanding principal balance of all Notes held by all Holders), on the Redemption Date any funds that the Company reasonably determines are available, (ii) the Company shall use its best efforts to promptly pay to the Holders any due but unpaid Redemption Amount and
         (iii) the provisions of Section 1(c) below shall be applicable.

                           iii. Disputes; Miscellaneous. In the event of a dispute as to any determination or calculation described in this Agreement, the applicable Holders and the Company shall use their best efforts to resolve such dispute within three (3) Business Days. If such Holders and the Company are unable to resolve such dispute within three
         (3) Business Days, then the Company shall within two (2) Business Days submit each of their calculations to an independent, reputable accounting firm selected by such Holders and consented to by the Company (such consent not to be unreasonably withheld). The Company shall use its


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         reasonable best efforts to cause the accountant to perform the determinations or calculations and notify the Company and the Holders of the results no later than the fifth (5th) Business Day after the date it receives the disputed determinations or calculations. Such accountant's determination or calculation shall be binding upon such parties absent manifest error. The Company shall be liable for all costs and expenses related to such determination or calculation if (A) the absolute value of the difference between (1) the accountant's determination or calculation and (2) the Company's determination or calculation is equal to or greater than (B) the absolute value of the difference between (1) the accountant's determination or calculation and (2) the applicable Holder's determination or calculation; otherwise, such costs and expenses shall be paid by such Holder.

                           iv. General Payment Provisions. All payments made by the Company under this Agreement shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such accounts as the Holders may from time to time designate by written notice to the Company in accordance with the provisions of the applicable Notes. Whenever any amount expressed to be due by the terms of this Agreement is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. For purposes of this Agreement, "BUSINESS DAY" shall mean any day in which the Nasdaq National Market is open for business.

                  c. Redemption Failure. In the event that (i) the Company fails to make full payment of any Redemption Amount by the applicable Redemption Date or (ii) the Company materially breaches any representation, warranty, covenant or other term or condition of this Agreement or any Note, including without limitation the failure to pay fully when due any accrued but unpaid interest on any Note or (iii) a Notice Failure has occurred (each, a "REDEMPTION FAILURE"), then during the period commencing on the Business Day on which such Redemption Failure occurred and ending on the Business Day on which the Company fully cures such Redemption Failure (and for purposes of this Agreement in the event that the Company has caused a Notice Failure, the Company may only cure such Notice Failure by providing proper written notice (in the form of Exhibit A) to each Holder for a subsequent Redemption Date pursuant to the requirements set forth in Section 1(b)) (a "REDEMPTION FAILURE PERIOD") the additional conversion restrictions and conversion limitations described in Section 3(b)(i) below shall not be applicable to any of the Holders or Notes and shall be of no force and effect. Notwithstanding anything herein to the contrary, a Redemption Failure (other than a violation of any Note which constitutes an Event of Default, as such term is defined in the Notes) does not constitute an Event of Default, as such term is defined in the Notes.

         2.       REPRESENTATIONS AND WARRANTIES.

                  a. Organization and Qualification. The Company is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted.


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

                  b. Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, (ii) the execution and delivery of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by the Company's Board of Directors and, with the exception of GMAC Commercial Credit LLC, no further consent or authorization is required by the Company, its Board of Directors or its shareholders, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                  c. No Conflicts. The execution, delivery and performance of this Agreement by the Company, the performance by the Company of its obligations under this Agreement and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Company's Articles of Incorporation, any outstanding series of notes or preferred stock of the Company or the Company's By-laws or
         (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Company or by which any property or asset of the Company is bound or affected, except in the case of (ii) above where such conflict or default would not have a Material Adverse Effect. As used in this Agreement "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations or financial condition of the Company, taken as a whole. The Company is not in violation of any term of or in default under its Articles of Incorporation, any outstanding series of notes or preferred stock of the Company or By-laws. The Company is not in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company, except for possible violations or defaults which would not have a Material Adverse Effect. The business of the Company is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations of the sections for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act of 1933, as amended, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement.

                  d. No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable federal and state securities laws on a registration statement filed with the Securities and Exchange Commission relating to an issuance and sale by the Company of its common stock and which has not publicly been announced.


         3.       COVENANTS.

                  a.       Company Covenants.

                           i. Filing of Form 8-K. Within fifteen (15) calendar days following the Effective Date, the Company shall file a Form 8-K with the United States Securities and Exchange Commission describing the terms of the transactions contemplated by this Agreement in the form required by the Securities Exchange Act of 1934 Act, as amended.

                           ii. Best Efforts. The Company shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 4 of this Agreement.

                  b.       Holder Covenants.

                           i. Additional Conversion Limitation. In addition to any conversion limitations or conversion restrictions set forth in each of the Holder's Notes, effective as of and from the Business Day immediately following the Effective Date up to and through the last Redemption Date under this Agreement (as set forth on Schedule
         1), each Holder agrees, unless such Holder has received the prior consent of the Company, not to convert any part of the outstanding and unpaid principal balance of such Holder's Notes into fully paid and nonassessable shares of Company common stock; provided, however, that during any Redemption Failure Period, the additional conversion limitations described in this Section 3(b)(i) shall not be applicable to any of the Holders or Notes and, during such Redemption Failure Period, the Holders may convert their Notes in accordance with the terms and provisions of such Notes (as amended by any written contractual arrangements between the Company and the applicable Holder) without regard to any conversion limitation described in this Section 3(b)(i).


         4. CONDITIONS TO HOLDER'S OBLIGATIONS. The obligations of each Holder as described in this Agreement are subject to the satisfaction, at or before the Effective Date, of each of the following conditions, provided that these conditions are for each Holder's sole benefit and may be waived by such Holder at any time in its sole discretion by providing the Company with prior written notice thereof:


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

                  a. The Company shall have executed this Agreement and delivered the same to Holders' nominee;

                  b. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Effective Date as though made at that time and the Company shall have performed, satisfied and complied with the covenants, and agreements required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Effective Date;

                  c. On the Effective Date, the Company shall have paid the first Redemption Amount to the Holders in the manner satisfactory to the Holders;

                  d. On the Effective Date, the Company shall reimburse the Holders for the Holders' costs and expenses, including without limitation attorneys' fees and expenses (in an amount not to exceed $5,000) incurred by the Holders concerning the due diligence review of the contemplated transactions and the Company, and the negotiation and preparation of documentation and the consummation of the transactions contemplated thereby; and

                  e. The Company shall have delivered to the Holders' nominee such other documents relating to the transactions contemplated by this Agreement as the Holders may reasonably request.

         5.       MISCELLANEOUS.

                  a.       No Limitation on Other Rights. Except as set forth in
         Section 3(b)(i) above, the Holders do not waive any other rights or remedies available to the Holders under the Notes. Interest on the unpaid principal balance of the Notes and Default Interest, if any, shall accrue and shall be paid in accordance with the terms and provisions of the Notes. (The parties acknowledge, assuming that the Company timely pays all Redemption Amounts set forth on Schedule 1 to the Holders, that Schedule 3 sets forth the interest payments and interest payment dates required to be paid by the Company to the Holders pursuant to the applicable Notes.) The rights and remedies provided in this Agreement shall be cumulative and in addition to all other rights and remedies available under the Notes, at law or in equity, and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement.

                  b. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, spin-off, distribution of securities of any Company subsidiary, consolidation, merger, acquisition, business combination, purchase, tender or exchange offer made to and accepted by the holders of more than fifty percent


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         (50%) of the outstanding shares of the Company's common stock, sale of all or substantially all of the Company's assets to another person or entity, or any other transaction which is effected in such a way that holders of Company common stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Company common stock is referred to herein as "ORGANIC CHANGE." Prior to the consummation of any Organic Change following which the Company is not a surviving entity, the Company will secure from the person or entity purchasing such assets or Company common stock or the successor resulting from such Organic Change a written agreement (in form and substance satisfactory to Holders of a majority of the outstanding principal balance of the Notes) to assume all obligations and duties of the Company contained in this Agreement.

                  c. Indemnification. In consideration of each Holder's execution and delivery of this Agreement and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless each Holder and all of their shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any material misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby or (b) any material breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                  d. Payment of Collection, Enforcement and Other Costs. If (i) this Agreement and applicable Notes are placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding, (ii) an attorney is retained to represent a Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Agreement, or (iii) an attorney is retained to represent a Holder in connection with any proceeding against the Holder for breach of fiduciary duty in connection with this Agreement, then the Company shall pay to the Holder all reasonable attorneys' fees, costs and expenses incurred in connection therewith, in addition to all other amounts due hereunder.


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

                  e. Restriction on Redemption and Dividends. Until all of the Company's payment obligations have been fully satisfied as provided herein, the Company shall not, directly or indirectly, redeem, or declare or pay any dividend (whether in cash, stock or other property or in connection with any spin off) or distribution on, its capital stock without the prior express written consent of Holders of not less than two-thirds (2/3) of the outstanding principal balance of the Notes. In the event the Holders consent to such redemption, dividend or distribution, then the Holders on the record date for such redemption, dividend or distribution shall be entitled to receive on the date of redemption, payment or distribution of such dividend or other distribution the amount of cash or property equal to the cash or property which would be received by the Holders in the event the Holders owned the number of shares of Company common stock into which the Notes would be convertible pursuant to the terms of the Notes immediately prior to such record date without regard to any conversion limitations or conversion restrictions included in this Agreement or the applicable Notes.

                  f. No Amendment of Notes. This Agreement shall not be construed in any manner as an amendment or modification to the terms and provisions of the Notes.

                  g. Incorporation of Recitals. The recitals portion of this Agreement is expressly incorporated into and made a part of this Agreement.

                  h. Governing Law. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the laws of the State of Florida, without giving effect to provisions thereof regarding conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Miami, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  i. Specific Shall Not Limit General; Construction. No specific provision contained in this Agreement shall limit or modify any more general provision contained herein.


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

         This Agreement shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any person as the drafter hereof.

                  j. Failure or Indulgence Not Waiver. No failure or delay on the part of any Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                  k. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  l. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  m. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  n. Entire Agreement; Amendments. This Agreement supersedes all other prior oral agreements between the Holders, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Holders of at least two-thirds (2/3) of the outstanding principal balance of the Notes, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

                  o. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be the same as the information included in the transaction documents concerning the Notes.

                  p. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Holders of at least two-thirds (2/3) of the outstanding principal balance of the Notes. A Holder may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release such Holder from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

                  q. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  r. Survival. The agreements and covenants set forth in Sections 1, 3 and 5 shall survive the Effective Date. Each Holder shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                  s. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  t. Payment Set Aside. To the extent that the Company makes a payment or payments to the Holders hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                  u. Termination. Except for the terms and provisions of Sections 1, 5(c) and 5(d), the terms and provisions of this Agreement shall terminate on the first (1st) Business Day following the last Redemption Date under this Agreement (as set forth on Schedule 1).



                          ***SIGNATURE PAGES FOLLOW***


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



         IN WITNESS WHEREOF, the Holders and the Company have caused this Convertible Note Redemption Option Agreement to be duly executed as of the Effective Date.

COMPANY:                                    HOLDERS OF CONVERTIBLE NOTES:

E COM VENTURES, INC.                        SERIES C CONVERTIBLE NOTE HOLDERS:

By:                                         CRANSHIRE CAPITAL, L.P.
   --------------------------------
Name:                                       By:  Downsview Capital, Inc.,
     ------------------------------              the General Partner
Title:
      -----------------------------

                                                 By:
                                                    ----------------------------
                                                 Name:    Mitchell P. Kopin
                                                 Title:   President

                                            S. ROBERT PRODUCTIONS, LLC

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            RICE OPPORTUNITY FUND, LLC

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------




                         ***SIGNATURE PAGE CONTINUES***

                                             SERIES D CONVERTIBLE NOTE HOLDERS:

                                             CRANSHIRE CAPITAL, L.P.
                                             By:      Downsview Capital, Inc.,
                                                      the General Partner

                                                      By:
                                                         -----------------------
                                                      Name:  Mitchell P. Kopin
                                                      Title: President

                                             EURAM CAP STRAT. "A" FUND LIMITED

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             RICE OPPORTUNITY FUND, LLC

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------




                       ***CONCLUSION OF SIGNATURE PAGES**


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